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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                                  JULY 17, 2001
                Date of Report (Date of earliest event reported)

                           CROWN MEDIA HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                      000-30700                 84-1524410
  (State or other               (Commission File            (IRS Employer
  jurisdiction of                   Number)               Identification No.)
   incorporation)

                    6430 S. FIDDLERS GREEN CIRCLE, SUITE 500
                        GREENWOOD VILLAGE, COLORADO 80111
                    (Address of principal executive offices)

                                 (303) 220-7990
               Registrant's telephone number, including area code




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ITEM 5.  OTHER EVENTS

      Crown Media Holdings, Inc. held its reconvened 2001 Annual Meeting of stockholders on July 17, 2001. At the reconvened meeting the stockholders approved with the affirmative vote of 79% of the outstanding Class A common stock the proposed purchase of approximately 700 film titles and related property and rights from Hallmark Entertainment Distribution, LLC. In the transaction, Crown Media Holdings will issue 32,085,562 to 35,294,118 shares of Class A common stock to Hallmark Entertainment Distribution.

         Crown Media Holdings expects to close the purchase of the film assets from Hallmark Entertainment Distribution by the end of July, 2001. Crown Media Holdings is in the process of arranging a line of credit with a group of banks which is to close concurrently with the purchase of the film assets.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CROWN MEDIA HOLDINGS, INC.
                                        (Registrant)



Date  July 18, 2001            By: /s/ William J. Aliber
    -----------------              ---------------------------------------------
                                   William J. Aliber
                                   Executive Vice President and Chief Financial
                                   Officer




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